Related Party Transactions	12 Months Ended
Dec. 31, 2015
Related Party Transactions [Abstract]
Related Party Transactions
Related Party Transactions
(a) Related Parties
As of December 31, 2015 and 2014, the entities of the Partnership were owned 100% directly or indirectly except for ETT and FTL which the Partnership indirectly owns 90% of the economic interest. As of December 31, 2015, VTTI has a 51% interest in the Partnership and VTTI indirectly owns 57.4% of VTTI Operating. As of December 31, 2015, VTTI is indirectly owned by Vitol, its affiliates and its investment partners in VIP. The Vitol Group of companies is a trading company in, amongst others, oil and oil related products, which use the storage, throughput and ancillary services from the Partnership. Prior to November 9, 2015, VTTI was a joint venture 50% owned by Vitol and 50% owned by MISC Berhad (MISC). There were no significant related party transactions with MISC during the periods presented in these financial statements.

Vitol
The revenue from Vitol can be broken down as follows:

(in US$ millions)	2015	2014	2013
Terminaling and throughput fees	204.0	212.9	205.5
Excess throughput & ancillary services	16.0	19.5	22.4
Vitol Group total	220.0	232.4	227.9

Subsidiaries of the Partnership also make purchases from Vitol group companies related to the procurement of insurance and for raw commodity materials for our own use. For the years ended December 31, 2015, 2014 and 2013 these amounts were $4.6 million, $3.7 million and $4.1 million, respectively.
VTTI
The Partnership uses central services for information technology (“IT”) related services, health, safety and environmental (“HSE”) services, human resources (“HR”) recruitment and management development services, various interest and guarantee commissions from VTTI and for other central management and administrative functions. A breakdown of the central service costs included is as follows:

(in US$ millions)	2015	2014	2013
IT and IT related services	2.6	3.0	2.1
HSE services	0.1	0.1	0.2
HR services	10.4	11.8	11.5
Interest expense	4.4	13.5	22.3
Guarantee commission	0.1	—	0.3
Share in governance and stewardship VTTI	4.7	4.6	4.0
Long Term Incentive Plan	—	3.3	0.3
Other general and administrative expenses	3.1	3.0	2.7
Total related party expenses	25.4	39.3	43.4

Prior to our IPO on August 6, 2014 these costs that are included in the consolidated and combined carve-out financial statements are stated at cost plus a margin or were allocated to the Partnership using allocation methods based on revenue, construction in progress, maturity and size of the terminals. Additionally certain central management and administrative costs such as governance and stewardship, long term incentive and general and administrative costs were allocated prior to the IPO to appropriately reflect costs incurred by VTTI on behalf of the Partnership as described in Note 2. Subsequent to our IPO, these costs are charged to the Partnership pursuant to the related contractual agreements (described further below) or at cost plus a margin.
IT and IT related services relate to the use of the internally developed software to support the customer, customs, operation, accounting and cash management processes. In addition, IT related services includes fees for the development, maintenance and hosting of the VTTI corporate network and desktop environments.
HSE services relate to the advice, support and knowledge sharing activities of the central HSE department. The facilitation of Hazard and Operability Analyses (HAZOP) and safety and incident investigation are also included in these charges.

HR services relate to employment of the employees of the terminals Euro Tank Terminal B.V. (Rotterdam), Eurotank Amsterdam B.V. (Amsterdam) and ATPC Terminal N.V. (Belgium).
Interest expense relates to interest on intercompany debt from the Partnership to VTTI, and guarantee commissions related to the bank guarantees (if any) given to third parties by VTTI on behalf of the Partnership.
Governance and stewardship of VTTI, long term incentive plan and other general and administrative expenses include other expenses incurred by VTTI which are charged to the Partnership in accordance with the Partnership agreement as these costs are incurred on their behalf. These costs consist mainly of salary and benefits and other administrative costs.
(b) Receivable and Payables to Affiliates
The amounts receivable as of December 31, 2015 and 2014 resulting from the related party transactions are as follows:

(in US$ millions)	2015	2014
Vitol group of companies	11.8	18.8
VTTI group of companies	4.6	4.8
Amounts receivable	16.4	23.6

The amounts payable as of December 31, 2015 and 2014 resulting from the related party transactions are as follows:

(in US$ millions)	2015	2014
Vitol group of companies	0.1	0.1
VTTI group of companies	19.0	4.3
Amounts payable	19.1	4.4

Amounts receivable from and payable to affiliates are unsecured, and are intended to be settled in the ordinary course of business. Amounts receivable from affiliates primarily consist of fees for terminaling services agreements and payments made on behalf of affiliates. Amounts payable to affiliates primarily consist of amounts due for services provided to us including those described herein and current installments of related party loans and accrued interest.
(c) Long-term Debt Affiliates
The Partnership had long-term debt with VTTI originating from historical capital investments in the terminals. The long-term debt is interest bearing based on an interest structure similar to VTTI’s interest structure with their third party banks. This affiliate debt was settled in conjunction with our formation transactions in 2014 including converting $200 million of debt into equity. See Note 10 - Long-term Debt.
(d) ATB Phase 2 Construction and Operations
Prior to our IPO in August 2014, our subsidiary, ATT Tanjung Bin Sdn Bhd, or ATB, began construction of the second phase of our Johore terminal (“ATB Phase 2”). In conjunction with the IPO and pursuant to the Omnibus Agreement, we agreed to transfer all assets related to the development, construction or operation of ATB Phase 2 to VTTI as promptly as reasonably practicable after the closing of our IPO. After good faith efforts to transfer these assets, we found it reasonably impracticable to do so, and ATB will continue to own the assets.
In July 2014, VTTI granted to ATB a $95 million loan facility. ATB periodically draws on this facility to pay for costs and expenses related to ATB Phase 2. As of December 31, 2015 and 2014, $75.1 million and $56.1 million respectively is outstanding and incurs interest at a rate of LIBOR plus a margin of 3.5%. ATB may utilize the facility upon three business days’ notice to VTTI. VTTI additionally agreed to indemnify ATB from all claims and losses incurred by ATB in connection with ATB Phase 2. In consideration for VTTI’s obligations under the ATB Phase 2 Facility, ATB agreed to remit to VTTI all revenue received from ATB Phase 2 in excess of the costs ATB incurs to operate ATB Phase 2. Such excess revenue will initially repay the outstanding amounts drawn on the ATB Phase 2 Facility and, upon repayment of the amounts outstanding under the facility in full, will be remitted to VTTI without restriction. ATB’s repayment obligations will commence when ATB Phase 2 is completed.

In conjunction with our formation transactions, we recognized $24.4 million of construction work in progress and a corresponding liability for the amount due under the ATB Phase 2 Loan. The $24.4 million liability was then settled as part of our formation transactions. During the period ended December 31, 2015 and 2014, $20.0 million and $56.1 million was drawn down under the related facility. See Note 10 - Long-term Debt for additional information on the ATB Phase 2 Loan.

In August 2015, ATB Phase 2 initiated operations and as such began recording revenue and related expenses for the operations of the Phase 2 assets. As the Phase 2 assets are part of ATB, the associated revenues and expenses for ATB Phase 2 are included in the Partnership's consolidated statement of operations and consolidated balance sheet. In accordance with the agreement described further above, revenue received in excess of the costs to operate ATB Phase 2 are to repay outstanding amounts drawn under the facility including interest and any excess cash at ATB related to the ATB Phase 2 assets is for the economic benefit of VTTI BV and as such is classified as restricted cash on the Partnership's consolidated balance sheet.
(e) Indemnifications and guarantees
Tax indemnifications
In conjunction with our IPO and formation transactions and pursuant to the Omnibus Agreement, VTTI has indemnified us of all tax liabilities attributable to the operation of the assets contributed to us prior to the time they were contributed.
Environmental indemnifications
In conjunction with our IPO and formation transactions and pursuant to the Omnibus Agreement, VTTI has indemnified us for all known liabilities exceeding $29.8 million in the aggregate and certain unknown liabilities arising out of any violation of environmental laws and any environmental condition or event associated with the operation of our assets and occurring at or before the closing of our IPO whether discovered before or after the closing of our IPO. Indemnification for all known environmental losses is limited to those identified within five years of the applicable completion dates of soil remediation projects at our Amsterdam and Antwerp terminals. Indemnification for all unknown environmental liabilities is limited to those identified prior to the fifth anniversary of the closing of our IPO. Liabilities resulting from a change in law after the closing of our IPO are excluded from the environmental indemnity. There is an aggregate cap of $10 million on the amount of indemnity coverage provided by VTTI for environmental and toxic tort liabilities. No such claim may be made unless the aggregate dollar amount of all claims exceeds $500,000 in which case VTTI is liable for claims only to the extent such aggregate amount exceeds $500,000.
Guarantees and New or Extended Contracts
Pursuant to the Omnibus Agreement, VTTI guaranteed the rates of certain capacity contracted by Vitol for a specified period of time after the applicable Vitol terminaling services agreement expires. If VTTI fails to reimburse the Partnership for the aggregate monthly amount that Vitol would have paid under the expiring terminaling services agreements, Vitol and MISC, jointly and severally, must reimburse the Partnership for such losses. In connection with the acquisition of MISC's 50% share of VTTI, Vitol agreed to extend or enter into new terminaling services agreements with terms expiring on or after the end of each agreement's respective guarantee period expiration date and at rates and capacity, in the aggregate, equal to or greater than the rates and capacity currently set forth in the existing Vitol terminaling services agreements. On November 9, 2015, following a determination by the Board that the guarantees by VTTI, Vitol and MISC are no longer necessary upon the effectiveness of the new Vitol terminaling services agreements, the parties to the Omnibus Agreement have amended the Omnibus Agreement to remove all provisions related to such guarantees.
The table below specifies the changes from the Omnibus Guarantee on Vitol’s existing storage capacity and the revised expiration of the contracted capacity for each respective terminal:

Terminal	Country	Omnibus Agreement Guarantee Period Expiration	New Terminaling Services Agreement Expiration	Capacity (MMBbls)
Amsterdam	Netherlands	June 2019	December 2019	2.9
Antwerp	Belgium	June 2017	December 2018	2.3
Rotterdam	Netherlands	June 2019	September 2019	5.1
Seaport Canaveral	US	June 2017	March 2019	2.8
Fujairah	UAE	June 2019	June 2019	7.4
				20.5
(f) Administrative Services and Secondment Agreement
In conjunction with our IPO in August 2014, we entered into an administrative services agreement (the “Administrative Services Agreement”) with VTTI Holdings, a wholly owned subsidiary, pursuant to which VTTI Holdings will provide certain management and administrative services to us. Pursuant to the applicable provisions of a secondment agreement (the “Secondment Agreement”) that VTTI Holdings entered into with VTTI Services, an indirect subsidiary of VTTI, VTTI Services makes its employees available to VTTI Holdings, including the executive officers of our general partner, to provide these services. The services provided under the Administrative Services Agreement are provided in a diligent manner, as we may reasonably direct. VTTI Holdings reimburses VTTI Services for the costs that it incurs in providing administration and office expenses as well as compensation and benefits to its employees made available to VTTI Holdings with a cost mark-up of 5% applied to the salaries of back-office staff, 10% applied to the salaries of executive officers and 12.5% applied to executive officer bonuses. Total amounts incurred under the secondment agreement and reimbursement of expenses to VTTI Services for the period ended December 31, 2015 and 2014 were $1.9 million and $0.9 million respectively.
(g) MLP Loan Agreement

In July 2014, VTTI granted to the Partnership a related party loan facility of $75 million. The loan drawn on this facility may be used for general corporate and working capital purposes including financing of dropdown acquisitions from VTTI. The loan facility incurs interest on the aggregate outstanding balance of the loan at LIBOR plus a margin of 3.5% per annum. The final maturity date of the loan facility is December 31, 2020. On July 1, 2015, the Partnership borrowed $75 million under this loan facility. The proceeds of this loan were used for the purchase of an additional 6.6% economic interest in VTTI Operating from VTTI as discussed further below. See Note 10 - Long-term Debt for additional information.
(h) Acquisition of Additional Interests in VTTI Operating

On July 1, 2015, the Partnership completed the acquisition of an additional 6.6% economic interest in VTTI Operating for total consideration of $75 million from VTTI. As a result of this acquisition, the Partnership’s total economic interest in VTTI Operating increased to 42.6%. As discussed above, the Partnership used the proceeds from its existing related party loan facility for the purchase consideration. See Note 21 - Non Controlling Interests for additional information.